© 2025 Ameresco, Inc. All rights reserved. ameresco.com Q4 2024 Supplemental Information February 27, 2025

2 Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline, visibility, backlog, pending agreements, financial guidance including estimated future revenues, net income, adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), Non-GAAP EPS, gross margin, effective tax rate, interest rate, depreciation, tax attributes and capital investments, as well as statements about our financing plans, the impact the IRA, the impact of policies and regulatory changes implemented by the new U.S. administration, supply chain disruptions, shortage and cost of materials and labor, and other macroeconomic and geopolitical challenges, the impact from a possible change in accounting principle; our expectations related to our agreement with SCE including the impact of delays and any requirement to pay liquidated damages, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including: demand for our energy efficiency and renewable energy solutions; the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; the ability to perform under signed contracts without delay and in accordance with their terms and the potential for liquidated and other damages we may be subject to; the fiscal health of the government and the risk of government shutdowns and reductions in the federal workforce; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our cash flows from operations and our ability to arrange financing to fund our operations and projects; our customers’ ability to finance their projects and credit risk from our customers; our ability to comply with covenants in our existing debt agreements; the impact of macroeconomic challenges, weather related events and climate change; our reliance on third parties for our construction and installation work; availability and cost of labor and equipment particularly given global supply chain challenges, tariffs and global trade conflicts; global supply chain challenges, component shortages and inflationary pressures; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; the addition of new customers or the loss of existing customers; market price of our Class A Common stock prevailing from time to time; the nature of other investment opportunities presented to our Company from time to time; risks related to our international operation and international growth strategy; and other factors discussed in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q. The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.”

Sources of Revenue – Q4 2024 3 Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned energy assets; plus recurring O&M from projects Other Services, software and integrated PV $418.3M $84.1M $30.2M

$1.8B Revenue Projects 76% Assets 12% O&M 6% Other 6% Projects 20% Assets 52% O&M 7% Other 21% $225.3M Adjusted EBITDA* 59% of Adjusted EBITDA Came From Recurring Lines of Business 4 * Adjusted EBITDA percentages allocate corporate expenses according to revenue shareFiscal Year 2024 59% Recurring 18% Recurring

Energy Asset Portfolio – 12/31/2024 5 731 MWe of Energy Assets in Operation: 83 MW of non-RNG biogas, 70 MW of RNG, 403 MW of Solar, 166 MW of Battery, and 9 MW of Other 637 MWe of total assets in development; No minority partners in assets in development currently Operating Energy Assets, 731 MWe Other, 1% Battery, 23% Solar, 55% Biogas: RNG, 11% Biogas: Non-RNG, 10% Energy Assets in Development & Construction, 637 MWe EaaS*, 22% Battery, 39% Solar, 25% Biogas, 15% Numbers may not sum due to rounding *$5M of our anticipated Assets in Development spending is for Energy as a Service assets which do not include generation assets that can be measured in MWe. This metric also includes Puuloa and Ukiu Energy engine plants. Ameresco’s Ownership

Energy Asset Balance Sheet – 12/31/2024 6 *Debt to EBITDA, as calculated under our Sr. Secured Credit agreement **Net of unamortized debt discount and debt issuance costs of $4.9M on Corporate Debt and $36.0M on Energy Debt $1.04B** of our Energy Asset Debt is associated with operating energy assets. $0.35B** of our Energy Asset Debt is associated with energy assets still in development & construction. $1.39B of the $1.63B** of total debt on our balance sheet is debt associated with our energy assets (“Energy Asset Debt”). Total Debt $1.63B Corporate Debt $0.24B Energy Asset Debt $1.39B 3.2x* leverage $0.43B $0.35B $1.49B $1.04B Energy Asset Book Value Energy Asset Debt 70% advance rate Operating Development & Construction 81% advance rate

Adjusted Cash from Operations Trend 7 ($20.0) ($10.0) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 m illi on s 8-Quarter Rolling Average Adjusted Cash from Operations

$0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 $2,500,000,000 $3,000,000,000 $3,500,000,000 Awarded Project Backlog Contracted Project Backlog Operating Energy Assets O&M Backlog Tremendous Forward Visibility: Backlog & Recurring Revenue Business 8 $2.5 billion1 $3.3 billion ~ 12-24 months to contract ~ 12-36 months of revenue 16.7 year weighted average lifetime $2.3 billion1 $1.4 billion 15.2 year weighted average PPA remaining 2 $1.8B Additional estimated revenue from market price RNG 3 $1.5B 1 Project backlog after minority interests 2 Estimated contracted revenue and incentives during PPA period 3 Estimated additional revenue from operating RNG assets over a 20-year period, assuming RINs at $1.50/gallon and brown gas at $3.50/MMBtu with $3.00/MMBtu for LCFS on certain projects

Sustainable & Profitable Business Model 9 Expected to Expand Earnings at a Faster Rate than Revenue FY 2025 guidance, as released February 27, 2025 Revenue ($M) $1,032 $1,216 $1,824 $1,375 $1,770 $1,850 2020 2021 2022 2023 2024 2025 Guidance $1,950 2025 Guidance • High-End 13.6% 5 - Year CAGR • Low-End 12.4% 5 - Year CAGR $118 $153 $205 $163 $225 $225 2020 2021 2022 2023 2024 2025 Guidance Adjusted EBITDA ($M) $245 2025 Guidance • High-End 15.7% 5 - Year CAGR • Low-End 13.8% 5 - Year CAGR

Destination: Net Zero Since 2010, Ameresco’s renewable energy assets & customer projects delivered a Carbon Emission Reduction equivalent to: 125+ Million Metric Tons of CO2 10 Carbon dioxide emissions from… ~ 44 billion miles driven by an average passenger vehicle Carbon sequestered by… ~17 million acres of U.S. forests in one year or Ameresco’s 2024 Carbon Emission Reduction of approximately 17M Metric Tons of CO2 is equal to one of… Note: Annual figures rounded from historic reporting. These preliminary data estimates are derived from a methodology that leverages data captured on Ameresco assets owned and operating and customer projects. The annual carbon impact is calculated using these Ameresco inputs and source GHG emission factors published by the US EPA eGrid database to calculate the avoided carbon emissions of any given asset or project. 10

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12 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income attributable to common shareholders, including impact from redeemable non-controlling interests, before income tax (benefit) provision, other expenses net, depreciation, amortization of intangible assets, accretion of asset retirement obligations, stock-based compensation expense, energy asset and goodwill impairment, contingent consideration, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, stock-based compensation expense, impact from redeemable non-controlling interests, contingent consideration, restructuring and asset impairment charges. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share (EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including energy asset and goodwill impairment, contingent consideration, restructuring and other charges, impact from redeemable non-controlling interest, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Adjusted Cash from Operations We define adjusted cash from operations as cash flows from operating activities plus proceeds from Federal ESPC projects. Cash received in payment of Federal ESPC projects is treated as a financing cash flow under GAAP due to the unusual financing structure for these projects. These cash flows, however, correspond to the revenue generated by these projects. Thus we believe that adjusting operating cash flow to include the cash generated by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our revenue generated by operations.

GAAP to Non-GAAP Reconciliation 13 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders 37,085$ 33,735$ 56,757$ 62,470$ Impact from redeemable non-controlling interests -$ (299)$ (3,766) 570 Plus (Less): Income tax provision (benefit) (16,676)$ (15,083) (20,000) (25,635) Plus: Other expenses, net 23,406$ 16,066 74,805 43,949 Plus: Depreciation and amortization 26,545$ 18,534 89,211 65,911 Plus: Stock-based compensation 3,762$ (2,000) 14,130 10,318 Plus: Energy asset and goodwill impairment charges 12,384$ 3,831 12,384 3,831 Plus: Contingent consideration, restructuring and other charges 679$ 155 1,820 1,576 Adjusted EBITDA 87,185$ 54,939$ 225,341 162,990$ Adjusted EBITDA margin 16.4% 12.4% 12.7% 11.9% Non-GAAP net income and EPS: Net income attributable to common shareholders 37,085$ 33,735$ 56,757$ 62,470$ Adjustment for accretion of tax equity financing fees (27)$ (27) (107) (108) Impact of redeemable non-controlling interests -$ (299) (3,766) 570 Plus: Goodwill Impairment -$ 2,222 - 2,222 Plus: Energy asset impairment 12,384$ 1,609 12,384 1,609 Plus: Contingent consideration, restructuring and other charges 679$ 155 1,820 1,576 Income Tax effect of Non-GAAP adjustments (3,396)$ (649) (3,692) (1,018) Non-GAAP net income 46,725$ 36,746$ 63,396$ 67,321$ Earnings per share: Diluted net income per common share 0.70$ 0.64$ 1.07$ 1.17$ Effect of adjustments to net income 0.18 0.05 0.13 0.09 Non-GAAP EPS 0.88$ 0.69$ 1.20$ 1.26$ Adjusted cash from operations Cash flows from operating activities 18,376$ (29,570)$ 117,598$ (69,991)$ Plus: proceeds from Federal ESPC projects 35,380 47,035 164,779$ 154,338$ Adjusted cash from operations 53,756$ 17,465$ 282,377$ 84,347$ 2024 2023 2024 2023 Twelve Months Ended December 31,Three Months Ended December 31,

GAAP to Non-GAAP Reconciliation (continued) 14 * Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA: Net income attributable to common shareholders 1,779$ 13,981$ 12,252$ 28,745$ 56,757$ Impact from redeemable non-controlling interests -$ (3,766)$ -$ -$ (3,766)$ Plus (less): Income tax provision (benefit) 1,762$ (34,170)$ 588$ 11,820$ (20,000)$ Plus: Other expenses, net 25,235$ 45,715$ 1,511$ 2,344$ 74,805$ Plus: Depreciation and amortization 3,929$ 80,849$ 1,232$ 3,201$ 89,211$ Plus: Stock-based compensation 10,687$ 1,703$ 850$ 890$ 14,130$ Plus: Energy asset impairment charges -$ 12,384$ -$ -$ 12,384$ Plus: Contingent Consideration, restructuring and other charges 1,162$ 116$ 19$ 523$ 1,820$ Adjusted EBITDA 44,554$ 116,812$ 16,452$ 47,523$ 225,341$ Adjusted EBITDA margin 3.3% 54.8% 15.5% 42.6% 12.7% Twelve Months Ended December 31, 2024

GAAP to Non-GAAP Reconciliation (continued) 15 ($ in Thousands) 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Cash Flow from Operations (22,083) (14,877) 4,341 (16,919) (15,069) (24,653) (7,654) (10,696) (31,786) (19,633) (39,337) (45,803) (37,071) (20,066) 25,097 (21,160) (58,094) (51,160) (11,471) (75,568) Proceeds from Federal ESPC projects 18,015 22,855 20,976 16,125 16,385 22,374 26,316 24,964 35,167 38,869 48,303 42,673 36,582 33,082 43,906 44,667 39,598 43,189 32,769 83,802 Adjusted Cash from Operations (4,068) 7,978 25,317 (794) 1,316 (2,279) 18,662 14,268 3,381 19,237 8,966 (3,130) (489) 13,016 69,003 23,506 (18,496) (7,971) 21,298 8,234 Rolling 8-quarter Adjusted Cash from Operations 9,981 9,412 7,372 9,595 7,550 8,481 9,888 7,845 7,553 7,327 9,239 15,531 16,686 13,952 10,551 12,092 13,513 ($ in Thousands) 2020 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Cash Flow from Operations (51,640) (21,955) (10,193) (18,796) (38,724) (57,758) (19,862) (55,952) (276,122) (31,722) 34,674 (65,118) 58,772 (92,621) (6,572) (29,570) 20,820 53,314 25,091 18,376 Proceeds from Federal ESPC projects 61,198 72,402 60,987 54,331 33,520 36,640 44,026 45,031 64,788 56,943 52,134 64,495 42,309 34,390 30,604 47,035 19,581 100,547 9,271 35,380 Adjusted Cash from Operations 9,558 50,447 50,794 35,535 (5,204) (21,118) 24,163 (10,921) (211,333) 25,220 86,808 (623) 101,081 (58,231) 24,032 17,464 40,401 153,861 34,362 53,756 Rolling 8-quarter Adjusted Cash from Operations 14,769 19,447 17,171 18,675 20,336 18,693 19,051 16,657 (10,955) (14,108) (9,606) (14,126) (840) (5,479) (5,496) (1,948) 29,519 45,599 39,043 45,841